UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2010

Harvard Illinois Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-53935	27-2238553
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

58 North Ayer Street, Harvard Illinois		60033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (815) 943-5261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective August 19, 2010, Dennis K. Lee resigned as Vice President and Commercial Loan Officer of Harvard Savings Bank, the bank subsidiary of Harvard Illinois Bancorp Inc.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits: None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HARVARD ILLINOIS BANCORP, INC.

DATE: August 19, 2010	By:	/s/ Duffield J. Seyller III
Duffield J. Seyller III
President and Chief Executive Officer